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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------


                                    FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)              September 30, 1997

                             GLOBAL DIRECTMAIL CORP
             (Exact name of registrant as specified in its charter)

        DELAWARE                      1-13792                     11-3262067
(State or other jurisdiction of   (Commission File             (I.R.S. Employer
incorporation or organization)      number)                  Identification No.)

              22 HARBOR PARK DRIVE, PORT WASHINGTON, NEW YORK 11050
               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (516) 625-1555

                                   Page 1 of 4
                             Exhibit Index at Page 4






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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS

            On September 30, 1997 Midwest Micro Corp., a Delaware corporation and a wholly owned subsidiary of the Registrant ("Midwest"), acquired substantially all of the assets, and assumed certain liabilities, of Infotel, Inc. ("Infotel"), a privately held Ohio corporation, for $40 million in cash and 375,000 shares of the Registrant's common stock (valued at approximately $8.4 million based on $22.375 per share, the New York Stock Exchange closing price of the Registrant's common stock on September 30, 1997), paid at closing. Pursuant to the terms of the acquisition agreement, dated September 12, 1997 (See Exhibit 10.1), an additional $12 million in cash consideration may be payable to Infotel contingent upon the achievement of certain earnings targets. No outside financing was used to fund this transaction.

            Infotel, located in Fletcher, Ohio, markets and sells, under the trade names Infotel and Midwest Micro, brand name computers and computer related products by direct mail and also assembles and sells its own brand of personal computers. The assets acquired include fixed assets (such as equipment and office furniture), intellectual property, license and other contract rights, inventory, accounts receivable, customer and mailing lists and real property. Infotel's senior management including Mark Runkle, its co-founder and CEO, will continue to manage the acquired business of Infotel as a subsidiary of the Registrant and it is contemplated that the acquired assets will continue to be used in the acquired business.

ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS

            a)   Financial Statements of Business Acquired
                 Not  required.

            b)   Pro Forma Financial Information
                 Not required.

            c)   Exhibits:
                 See Exhibit Index on page 4.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

      Date: October 15, 1997

                                         Global DirectMail Corp

                                         By: /s/ HOWARD KOHOS
                                            ___________________
                                               Howard Kohos
                                           Chief Accounting Officer
                                         (Principal Accounting Officer)

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                                  EXHIBIT INDEX

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EXHIBIT
NUMBER                            DESCRIPTION OF EXHIBIT                                  PAGE

10.1              Asset Purchase Agreement dated September 12, 1997 among                   *
                  Infotel, Inc., Mark L. Runkle, Midwest Micro Corp.
                  and Global DirectMail Corp

99.1              Press Release of Global DirectMail Corp
                  dated October 1, 1997.

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*   Incorporated herein by reference to Exhibit 10.1 to the Registrant's Form
    8-K dated September 26, 1997.

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